Finance debt - Current finance debt (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Current finance debt [abstract]
Collateral liabilities	$ 1,571	$ 2,271
Non-current finance debt due within one year	2,547	250
Other including US Commercial paper programme and bank overdraft	241	2,752
Total current finance debt	$ 4,359	$ 5,273
Weighted average interest rate (%)	2.22%	0.51%
Commerical paper program issuance	$ 227	$ 2,600